NUVEEN NWQ LARGE-CAP VALUE FUND

SUPPLEMENT DATED OCTOBER 28, 2019

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2018

Jujhar S. Sohi has been named a portfolio manager of Nuveen NWQ Large-Cap Value Fund. Jon D. Bosse will continue to serve as a portfolio manager of the Fund. Raymond O. Wicklander is no longer a portfolio manager of the Fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-LCVS-1019P